                              EMPLOYMENT AGREEMENT

          This employment agreement (the "Agreement") is made as of October 18, 1993, by and between Westwood One, Inc., a Delaware corporation, having its principal offices at 9540 Washington Boulevard, Culver City, California 90232-2689 (the "Company") and Norman J. Pattiz (the "Employee").

                               W I T N E S S E T H

          WHEREAS, Employee founded the Company and is now and has since its inception been its Chairman of the Board of Directors and Chief Executive Officer;

          WHEREAS, Company wishes to assure itself of the continued exclusive services of Employee in such capacities for an additional five (5) years upon the terms and conditions set forth herein; and

          WHEREAS, Employee is willing to enter into this Agreement upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

          1.   Employment.

          Company shall employ Employee, and Employee shall serve, as the sole Chairman of the Board and sole Chief Executive Officer during the term hereof. Employee shall have all powers and authority necessary to enable him to discharge his duties in the offices which he holds as well as all powers and authority which are commonly incident to the offices of Chairman of the Board and Chief Executive Officer of a company which is a major producer and distributor of programs in broadcast and telecast media. All executives and employees of the Company shall report to Employee or his designees. Employee shall have total and final executive, business and creative control over the Company, subject only to the Board of Directors. Employee shall report only and directly to the Board of Directors. Company shall use its best efforts to keep Employee a member of the Board of Directors throughout the term, including placing Employee on management's slate of nominees for election as a director at every shareholders' meeting at which his term as a director would otherwise expire. Employee shall, subject to his election or appointment as such, serve as a member of such committees of the Board of Directors as the Board of Directors deems appropriate. If the Board of Directors shall establish an executive committee (or its equivalent), Employee shall be a member of such committee.


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                                 EXHIBIT 10.1

Employee shall render his services at the Company's headquarters in the greater Los Angeles metropolitan area. Employee shall engage in reasonable travel on behalf of the Company but shall not be required to relocate. Employee shall have the office, executive assistant and parking place of his choice, and Employee's office shall be furnished and equipped as Employee chooses generally consistent with the state of Employee's office immediately prior to the execution of this Agreement but upgraded as required. No change shall be made in Employee's duties, functions, responsibilities, powers or authority, all of which shall remain as immediately prior to the execution of this Agreement. Employee shall retain all of the foregoing positions, duties, functions, powers, responsibilities and authority in any successor company by reason of merger, combination, consolidation, acquisition, organization or otherwise.

          2.   Term of Employment.

          Employee shall be employed for a term of five (5) years beginning December 1, 1993.

          3.   Compensation and Other Benefits.

               3.1        Salary and Bonus.

          The Company shall pay to Employee during the term hereof a base salary at the annual rates set forth on Schedule 1 attached hereto and incorporated herein by this reference. Such salary shall be payable in equal bi-monthly installments during the term hereof. Employee shall also be entitled to receive cash incentive compensation determined and payable as set forth in Schedule 2 attached hereto and incorporated herein by this reference. In addition, within ninety (90) days after the end of each year of the term of this Agreement, the Board of Directors (excluding Employee) shall meet and discuss whether any other cash bonus based upon Employee's performance would be appropriate and shall award Employee such cash bonuses as it may deem to be appropriate in the exercise of its business judgment. The evaluation of Employee's performance shall include such areas as creativity, leadership, decision-making and overall management.

               3.2        Other Benefits.

                           (a) During the term hereof, Employee (and his dependents where applicable) shall be entitled to participate and shall be included in any employee benefit plans, including but not limited to, any group health and life insurance, disability insurance, pension, profit-sharing, deferred compensation or similar plans of Company now existing or established hereafter. In addition, Company shall pay on behalf of


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
               Employee or reimburse Employee for any medical, health or dental expenses incurred by Employee, his dependents or Bonnie Pattiz, that are not covered by the insurance plans of the Company.

                           (b) During the term hereof, Employee shall be entitled to the stock option benefits described in Section 4 hereof.

                           (c) During the term hereof, Employee shall be entitled to six (6) weeks of vacation each contract year during which time his compensation shall be paid in full.

                           (d) During the term hereof, Company shall provide Employee with an automobile of Employee's choice and shall pay for all expenses in connection therewith, including but not limited to all insurance, repairs, maintenance, gas, oil and mobile telephone. Employee may, at his election, purchase the automobile from Company at the automobile's fair market value, which fair market value shall be deemed to be the value set forth in the Kelly Blue Book. Company, however, shall pay for such automobile expenses whether Employee or Company owns the automobile.

                           (e) During the term hereof, Company shall pay all expenses incurred in connection with the performance of Employee's duties hereunder or in promoting the business of the Company, including without limitation business-related entertainment expenses. Further, Company shall reimburse Employee for all other out-of-pocket expenses, including air and ground transportation, lodging and other travel expenses, incurred by Employee in connection with the performance of Employee's duties hereunder or to promote the business of the Company on the same basis and to the same extent as provided to Employee immediately prior to the execution of this Agreement.

                           (f) As soon as reasonably practicable, to the extent available at reasonable cost to the Company, the Company shall purchase, and maintain during the term hereof, indemnity insurance on behalf of Employee in the amount of not less than $5,000,000 against any liability asserted against or incurred by Employee arising out of or related to his employment with Company.





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
                          (g) Company and Employee shall enter into a Registration Rights Agreement, of even date herewith, pursuant to which the Company grants Employee full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock of the Company ("Common Stock") owned by the Employee, substantially in the form of the Registration Rights Amendment as set forth on
               Schedule 3 attached hereto and incorporated herein by this reference.

                          (h) Company shall pay all expenses of Employee (including without limitation all legal, accounting and financial planning fees and expenses) in connection with this Agreement.

                          (i) During the term hereof, Company shall pay directly or reimburse Employee for up to $25,000 in personal legal, accounting and financial planning services annually.

                          (j) During the term hereof, Company shall pay directly or reimburse Employee for one-half of Employee's home security system, maintenance and fees.

                          (k) During the term hereof, Employee shall receive, at his election, an "Executive Producer" credit (equal in all respects to best producer or similar credit provided any other individual) on each entertainment or talk-oriented programming produced or co-produced by Company consistent with past practices.

               Employee is required to pay any amounts required by Federal, state or local tax law with respect to the benefits paid to Employee pursuant to this Section 3.2 and the Company may withhold such amounts from the salary or other cash compensation payable to Employee hereunder; provided, however, that, at the election of Employee, such amounts may be paid in shares of Common Stock which have been registered under the Securities Act of 1933 or, in the opinion of counsel to the Company, may otherwise be freely traded.

               3.3  Salary and Benefit Continuation.

               The Company will continue Employee's compensation (base salary and cash incentive compensation) at the full rate and in bi-monthly installments for a period of twelve (12) months after Employee is declared permanently and totally disabled (including by reason of Employee's death) and unable to perform the duties of Chairman of the Board and Chief Executive Officer of the Company. Thereafter, the Company will pay to Employee


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
seventy-five percent (75%) of Employee's annual salary, payable in bi-monthly installments, for the remainder of the term of this Agreement (i.e., through November 30, 1998). Furthermore, in the event of such permanent and total disability (including by reason of Employee's death), only the benefits described in Section 3.2(a), 3.2(b), and 3.2(f) shall continue for the balance of the term of this Agreement; the benefits described in Section 3.2(i) shall continue for twelve (12) months after the event of such permanent and total disability; and the benefits described in Section 3.2(g) shall continue in accordance with the terms of the document described therein.

               For purposes of this Section, the determination of whether or not Employee is declared permanently and totally disabled shall be made by Employee's physician, by written notice to the Board of Directors. In the event the Board of Directors disagrees with the determination by Employee's physician, the Board of Directors shall appoint, at Company's expense, another physician to make such determination. If the physician so appointed by the Board of Directors disagrees with the determination made by Employee's physician, then the two physicians shall appoint a mutually acceptable third physician, at Company's expense, to make the final determination of whether Employee is permanently and totally disabled, which determination shall be binding upon all parties hereto.

               3.4. Retirement Benefits.

               The Company has previously purchased a policy of key-man insurance covering Employee, the cash value of which shall be used to fund annual payments to Employee in the amount of $475,000 per year for 15 years beginning in the year that Employee reaches age 62. The Company shall pay all premiums required to keep such policy in full force and effect for as long as necessary to enable Employee to receive the payments required by this Section 3.4.

               3.5  Limitation on Annual Compensation.

               Notwithstanding any provision herein to the contrary, the payment of any remuneration (within the meaning of Internal Revenue Code
Section 162(m)) in excess of $1,000,000 in any taxable year of Employee during the term hereof which would otherwise be payable to Employee pursuant to this Agreement in the absence of this Section 3.5 ("Excess Remuneration") shall be deferred until the first taxable year that the payment of such Excess Remuneration would not result in the payment by Company to Employee in such year of remuneration in excess of $1,000,000; provided, however, that this
Section 3.5 shall not apply to the extent that the material terms of the performance based compensation payable under this Agreement are approved by the


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
Company's shareholders prior to the payment of any Excess Remuneration. The Company shall submit the material terms of the performance based compensation payable under this Agreement to its shareholders for approval at the 1994 annual meeting of shareholders.


          4.   Stock Options.

          Effective as of the date hereof (the "Date of Grant"), the Company grants to Employee an option to purchase all or any part of 350,000 shares of Common Stock (the "Option Shares") under the Company's 1989 Stock Incentive Plan, as Amended and Restated effective March 3, 1993 (the "Plan"), upon the terms and subject to the conditions set forth below and in the Plan.

               4.1  Term of Option.

               Such option shall expire 10 years after the Date of Grant, unless such option shall have been terminated earlier in accordance with the provisions hereof.

               4.2  Exercisability of Option.

               Such option shall become exercisable as to 70,000 of the Option Shares (an "Exercise Increment") on each anniversary of the date hereof through and including November 30, 1998, and shall remain exercisable for the term provided in Section 4.1. Option Shares as to which such option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the option.

               If a Partial Event of Change or an Event of Change occurs (as defined in Section 8 hereof), the option shall become exercisable at the election of Employee in accordance with Sections 8.4 or 8.5 hereof.

               4.3  Exercise Price.

               The exercise price for each Option Share shall be 100% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the Date of Grant. Employee shall be offered Reload Stock Options (as defined in the Plan) if and to the extent that any holder of options granted pursuant to the Plan is offered Reload Stock Options.

               4.4  Manner of Exercise.

               All or any portion of each Exercise Increment may be exercised by written notice delivered to the Company stating

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
the number of Option Shares with respect to which the option is being exercised, together with cash or a check in the amount of the purchase price of such shares, or, at the election of Employee, shares of Common Stock held at least six months having an aggregate Fair Market Value equal to such purchase price.

               4.5  Termination of Employment.

               If Employee's employment with the Company terminates for any reason other than death or disability, all Option Shares which are then exercisable may be exercised during the period ending three (3) months after such termination. If Employee's employment is terminated by death or disability of Employee, Option Shares which have become exercisable will expire to the extent not exercised by Employee or his authorized representative (in the event of disability) or the executor or appropriate representative of Employee's estate (in the event of death) within one (1) year from the date of such death or disability. Notwithstanding any provision herein to the contrary, no Option Share shall be exercisable following the expiration of the term of the option. For purposes of this Section 4.5, "disability" shall have the meaning specified in Section 2.6 of the Plan.

               The Company's obligation in Section 4.9 to include any Option Shares in any registration statement then currently used to register the resale of shares of Common Stock received by other employees pursuant to the exercise of options granted under the Plan, shall remain in full force and effect until such time as Employee or his estate has sold the Option Shares pursuant to any such registration statement.

               4.6  Assignment or Transfer.

               The option granted hereunder is personal to Employee. Except for transfers by will or the laws of descent or distribution, or as otherwise permitted by the Plan, the option may not be transferred, in whole or in part, to any Person, whether by gift or otherwise. If transferred by will or the laws of descent or distribution, the option must be exercised by Employee's executor or other personal representative within the time specified in Section
4.5 hereof.

               4.7  No Rights as Shareholder.

               Promptly upon receipt of the notice and payment described in
Section 4.4 hereof, the Company will instruct its transfer agent to issue forthwith a stock certificate reflecting the number of Option Shares purchased by Employee. Employee shall have no rights as a shareholder with respect to the Option Shares until the date of the issuance of a stock certificate or

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

stock certificates. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

               4.8  Adjustments Upon Changes in Capitalization.

               The option and the Option Shares shall be subject to adjustment in the event of certain corporate transactions, including the merger, consolidation or liquidation of the Company, and certain changes in the Company' capitalization, including changes resulting from any stock dividend, subdivision or consolidation of the Common Stock, pursuant to the terms of
Article XI of the Plan; povided,however, that in no event will the option or the Option Shares be cancelled, in whole or in part, pursuant to Section 11.2(a)(iii) of the Plan.

               4.9  Securities Act of 1933.

               The Option Shares have been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8 and the Company will use its best efforts to keep such registration statement current. Further, Company agrees to include any Option Shares received upon exercise of the option in any registration statement then currently used to register the resale of shares of Common Stock received by other employees pursuant to the exercise of options granted under the Plan, and to use its best efforts to keep any such registration statement current.

               Employee represents and agrees that if Employee exercises the option in whole or in part at a time when there is not in effect under the Securities Act of 1933 (the "Act") a registration statement relating to the Option Shares and available for delivery to Employee a prospectus meeting the requirements of Section 10(a) (3) of the Act, Employee will acquire the Option Shares upon such exercise not with a view to their resale or distribution and that, upon each such exercise of the option, Employee will furnish to the Company a written statement to such effect on such form as the Company may request.


           5.  Non-Competition/Unfair Competition.

               5.1  Non-Competition.

               During the term of this Agreement, Employee shall not knowingly, directly or indirectly, engage or participate in any business that is in competition with the business of the Company. The foregoing obligation of Employee not to compete with the Company shall not prohibit Employee from owning or purchasing any corporate securities of any corporation that are regularly traded on a recognized stock exchange or over-the-counter market so long as Employee does not own, in the aggregate, five percent (5%) or more of the voting equity securities of any such corporation. Notwithstanding the foregoing, with the consent of the Board of Directors (which consent shall not be unreasonably withheld), Employee may engage or participate in outside business activities which do not significantly interfere with the services required of Employee to the Company hereunder.

               5.2  Unfair Competition.

               The Company treats certain information, including but not limited to, information about its affiliated radio stations, marketing programs, or radio programs, as confidential information (the "Confidential Information"). Employee acknowledges and agrees that, during the term of this Agreement, the sale or unauthorized use or disclosure of any Confidential Information obtained by Employee during his employment with the Company constitutes unfair competition. Employee promises and agrees not to engage in unfair competition with the Company during the term of this Agreement.

           6.  Termination Provisions.

               6.1  Termination by Company.

               If Employee is not elected to the Board of Directors by the stockholders of the Company, such failure shall not constitute grounds for the Company to terminate this Agreement. This Agreement may be terminated by Company only as provided in this Section and for no other cause or reason:

                           (a) Upon ninety (90) days' advance written notice, Company may terminate this Agreement by a two-thirds vote of the Board of Directors (excluding Employee) for "Cause" defined only as follows: willful commission by Employee of a material act (which action first occurs during the term of this Agreement) of fraud or gross misconduct having a material adverse effect upon the business of the Company, or competition by Employee with the Company in violation of
               Section 5 hereof, which is not cured or ceased by Employee within such 90-day period.

                           (b) Except as otherwise provided herein, this Agreement shall terminate upon the death of Employee.

                           (c) Except as otherwise provided herein, this Agreement shall terminate as of the date Employee is


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
               declared permanently and totally disabled and unable to perform the duties of Chairman of the Board and Chief Executive Officer of the Company.

                    6.2  Termination by Employee.

                    This Agreement may be terminated by Employee as follows:

                         (a)  Upon thirty (30) days' advance written
               notice, Employee may terminate this Agreement if it is materially breached by the Company.

                         (b)  Except for the foregoing, Employee may
               terminate this Agreement by ninety (90) days' advance written notice.

                         (c)  Pursuant to Section 11.7 hereof.

               7.  Indemnity.

               Company hereby agrees to indemnify, defend and hold harmless Employee to the maximum extent permitted by Delaware law, on the terms and conditions set forth in numbered paragraphs 3 through 15, inclusive, of the form entitled "Indemnification Agreement" attached hereto as Schedule 4 (with "Indemnified Party" as used therein deemed to refer to Employee), which paragraphs are incorporated by reference herein as though set forth in full. The indemnity provided for herein shall not be deemed exclusive of, or dependent or conditional upon, any other indemnity obligations running to Employee, nor shall any other indemnity obligations running to Employee (including without limitation any indemnity obligations which may arise if Company and Employee enter into a separate Indemnity Agreement in the form attached hereto as Schedule 4 or otherwise) be deemed exclusive of, or dependent or conditional upon, the indemnity obligations contained in this Agreement. The indemnity obligations contained herein shall survive the termination of employment of Employee or expiration of this Agreement for any reason whatsoever, and shall, where appropriate, inure to the benefit of and cover Employee's estate.

               8.  Change of Control.

                   8.1  Partial Event of Change Defined.

                   For the purposes of this Agreement, a Partial Event of Change shall be deemed to have occurred as of the date when there is a reduction in the per share voting power of the Company's Class B Stock held by Employee, which reduction is not caused by Employee, or directly or indirectly agreed to by

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
Employee in his role as Chief Executive Officer or member of the Board of Directors of the Company; provided, that if such reduction occurs as a result of the passage, adoption or amendment of any Federal or State legislation, rules or regulations, or the adoption or amendment of any rules or regulations of the National Association of Securities Dealers, Inc., the Partial Event of Change shall be deemed to occur (or to have occurred) ten (10) business days prior to the effective date of the legislation, rule or regulation.

                   8.2  Event of Change Defined.

                   For purposes of this Agreement, an Event of Change shall be deemed to occur upon the happening of any of the following events:

                           (a)  Company becomes a Participant in any
                 transaction or event that contemplates the dissolution or liquidation of the Company or a substantial reduction in the business operations of the Company;

                           (b) Company becomes a Participant in any merger, consolidation, acquisition or transfer of property or assets other than one in which it will be the acquirer both in form and substance;

                           (c)  Company becomes a Participant in any
                 transaction whereby all or substantially all of the property or assets of the Company are proposed to be sold or transferred to one or more Third Parties;

                           (d)  Assuming the prior or contemporaneous
                 occurrence of a Partial Event of Change and further assuming no direct or indirect encouragement or involvement by the Company or Employee,

                                (i) Any Third Party acquires, whether in one transaction or more than one transaction, or by conversion of non-voting securities, beneficial ownership (whether voting or investment or both) of a number of the voting securities of Company which, when added to the shares (if any) of voting securities of Company already beneficially owned by said Third Party and/or the affiliates of such Third Party, would comprise twenty-five percent or more of the voting power of Company's outstanding securities;

                                (ii)  Any Third Party commences a tender or
                      exchange offer (whether for cash, securities or other consideration) for voting securities of Company which, when added to the shares (if any)


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
                      of voting securities of Company beneficially owned by such Third Party and/or the affiliates of such Third Party, would comprise twenty-five percent or more of the voting power of Company's outstanding securities;

                                (iii)  Any Third Party commences a tender
                      or exchange offer (whether for cash securities or other consideration) for non-voting securities of Company which are convertible into voting securities and which, if they were converted and if the voting securities received thereby were added to the shares (if any) of voting securities of Company beneficially owned by such Third Party and/or the affiliates of such Third Party, would result in an amount comprising twenty-five percent or more of the voting power of Company's outstanding securities;

                                (iv)   Any Third Party solicits proxies or
                      consents to remove a majority of the Directors of the Company and/or to elect a majority of the Directors of the Company at any meeting of the Company's stockholders or by written consent.

                           (e)  Any one or more of the events described in
                 Section 8.2(d)(i) through (iv), inclusive, occur without the prior or contemporaneous occurrence of a Partial Event of Change, and subsequently a Partial Event of Change occurs.

                      8.3  Other Definitions.

                           (a)  "Person" as used herein means a natural
                 person, corporation, unincorporated entity, trust or any other entity capable of holding an equity interest in a business;

                           (b) "Group of Persons" as used herein means two or more Persons who agree to act together for the purpose of acquiring, holding, voting or disposing of any securities of a company;

                           (c) "Third Party" as used herein means any Person or Group of Persons other than Employee, his immediate family or the Company;

                           (d) Company becomes a "Participant" as used herein upon the happening of the earlier of the following events:



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
                                 (i)    Without the approval of Employee,
                          Company enters into an agreement providing for the liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition, or transfer or sale of property or assets;

                                 (ii)   Without the approval of Employee,
                          Company's Board of Directors votes to approve, or to submit to shareholders for approval, any agreement, plan, resolution, article, certificate, bylaw, or motion providing for, or approving any agreement for, liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition, or transfer or sale of property or assets; or

                                  (iii)  Without the approval of Employee,
                          Company or any Third Party announces, by press release or any filing pursuant to Federal or State law, rule or regulations, that it intends to enter into an agreement providing for the liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition or transfer or sale of property or assets.

                          8.4  Rights Upon Partial Event of Change.

                          If a Partial Event of Change occurs, immediately at
the election of Employee, the option granted pursuant to Section 4 shall become exercisable as to one half of the Option Shares as to which such option has not yet become exercisable.

                          8.5  Rights Upon Event of Change.

                          (a) Upon the occurrence of an Event of Change, immediately at the election of Employee, the option granted pursuant to Section 4 shall become exercisable as to the Option Shares as to which such option has not yet become exercisable; provided, however, that for the purpose of this Section 8.5 the transaction contemplated by the Letter of Intent dated October 10, 1993 among Employee, Infinity Broadcasting Corporation and the Company shall not constitute an Event of Change.

                          If any of the events constituting an Event of Change is not in fact finally consummated or otherwise fails for any reason (including, but not limited to, any affirmative action to counter such event taken personally by Employee), Employee agrees that the exercise schedule for the Option Shares shall automatically revert to the schedule


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
         described in Section 4.2 hereof, except to the extent that Employee has already exercised his option to purchase some or all of the Option Shares.


                   (b) If, after the occurrence of any Event of Change, Company terminates this Agreement or terminates the employment of Employee, Employee (or his estate) shall continue to receive, (in addition to the rights described in Section 8.5(a) above and without waiver or prejudice to any other rights or remedies Employee may have by virtue of any improper termination), the salary compensation (base salary and cash incentive compensation) Employee would have been entitled to receive for the remaining term of this Agreement if it had continued in force for the full period set forth in Section 2 of this Agreement and if Employee had rendered services during said period.

              9.  No Mitigation.

              In the event of a breach of this Agreement by Company, Employee shall have no duty or obligation to mitigate damages. Any income and any other employment benefits received by Employee before or after the breach, expiration or termination of this Agreement shall in no way reduce or otherwise affect Company's obligation to make payments and afford benefits hereunder or Company's liability for damages by virtue of any breach hereof.

              10.  Representations and Warranties.

              Company represents and warrants that:

                   (a) it has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

                   (b) the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Compensation Committee of the Board of Directors of Company;

                   (c) the execution and delivery of this Agreement by Company and the consummation of the transactions contemplated hereby, including without limitation the issuance, grant and delivery of the option and the Option Shares hereunder and the conveyance of rights in connection therewith, are not in violation of or in conflict with, and will not result in a breach of, the charter or bylaws of the Company or any material note, bond, mortgage, indenture, deed of trust, license, lease, judgement, order, decree, statute, rule, regulation, agreement or other instrument or


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
         obligation to which Company or any of its properties or assets are or may be subject.

                  Company shall indemnify, defend and hold harmless Employee from any and all liabilities, claims, actions, judgments, costs, penalties and expenses (including without limitation legal fees) resulting from or relating to any breach of the foregoing representations and warranties.

              11.  Miscellaneous Provisions.

                   11.1 Notices.

                   All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by prepaid telegram or first class mail, postage prepaid, registered or certified, as follows:


                    If to Employee:  Norman J. Pattiz
                                     Westwood One, Inc.
                                     8966 Washington Blvd.
                                     Culver City, California 90232

                    With Copy to:    Don Parris
                                     Gibson, Dunn & Crutcher
                                     2029 Century Park East,
                                     Suite 4100
                                     Los Angeles, California 90067

                    If to Company:   Chief Financial Officer
                                     Westwood One, Inc.
                                     8966 Washington Blvd.
                                     Culver City, California 90232

                    Either party may change the address to which such communications are to be delivered by giving written notice to the other party. Any notice personally given shall be deemed received upon delivery to the address designated; any notice by mail as provided in this Section shall be deemed given on the third business day following such mailing; and any notice given by telegram as provided herein shall be deemed delivered the business day following the delivery of such notice to the telegraph company for transmission.

                    11.2 Entire Agreement.

                    This Agreement contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof and, upon its effectiveness, supersedes any and all prior written or verbal employment agreements. This Agreement may not be modified except by a written instrument executed by both parties or their permitted successors in interest, if any.

                    11.3 Assignment.

                    Except as expressly provided herein, this Agreement shall not be assignable by any party hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns and upon any successor to the Company, whether by merger, combination, consolidation, acquisition, reorganization or otherwise, as fully as if such successor were a signatory hereto and the Company shall cause such successor to, and such successor shall, expressly assume Company's obligations hereunder. The term "Company", as used in this Agreement shall include all such successors. Whenever this Agreement provides for any payment to Employee, such payment may be made instead to Employee's estate (in the event of Employee's death) or to such beneficiary or beneficiaries as Employee may have designated in a writing filed with the Company. Employee shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to Company (and to any applicable insurance company) to such effect.

                    11.4 Counterparts.

                    This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This Agreement shall be effective as of the date first above written despite the fact that various dates of execution by the parties hereto may differ therefrom.

                    11.5 Waiver.

                    No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of complete compliance with the representations, warranties, covenants and agrees contained herein. No waiver shall be binding unless in writing and signed by the person making the waiver. A waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Any party or parties may waive or modify performance of any act which is intended solely for their benefit as long as the party for whom such act is intended to benefit consents to such waiver or modification in writing.

                    11.6 Applicable Law and Jurisdiction.

                    The formation, construction and performance of this Agreement shall be construed in accordance with the laws of the State of California, except to the extent that the indemnification provisions set forth in Exhibit B hereof are governed by the Law of the State of Delaware.

                    11.7 Severability.

                    Employee and Company acknowledge that they believe all terms of this Agreement to be valid, binding and enforceable. However, if any term(s) or provision(s) of this Agreement or the application thereof to any person or circumstances shall be held invalid or unenforceable to any extent, the remainder of this Agreement or the application of such term(s) or provision(s) to persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each and every term of this Agreement shall be valid and enforced to the fullest extent permitted by law. Notwithstanding the foregoing, if any material right or benefit of Employee, or obligation owing to Employee, under Sections 4 or 8, or Sections 3.1, 3.2(b) or (g) is held to be invalid or unenforceable to any extent, Employee may, at his sole option, by written notice to Company, advise Company that he wishes to renegotiate some or all of the terms of this Agreement. If within fifteen (15) business days after receipt of said notice, Company and Employee have not been able to renegotiate this Agreement to the satisfaction of Employee, Employee may either declare the Agreement at an end as though it had expired in accordance with its terms, or reaffirm the Agreement (except those terms declared to be invalid or unenforceable) in which case Company and Employee shall continue to render performances hereunder.

                     11.8 Attorney's Fees.

                     In the event of any legal action or other proceeding or arbitration is brought for enforcement of this Agreement, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other costs incurred in connection with that action or proceeding, and in any petitions for appeal or appeals therefrom, in addition to any other relief to which such party may be entitled.

                     11.9 Arbitratration.

                     Any dispute or claim in connection with the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of Employee, in his sole and absolute discretion, by arbitration conducted in Los Angeles, California in accordance with the then existing Rules for Commercial Arbitration of the American Arbitration Association, and judgment upon any award rendered by the arbitrator may be entered by any State or Federal court having jurisdiction thereof. The sole arbitrator shall be a retired or former judge of the Los Angeles Superior Court. Any controversy concerning whether a dispute is an arbitrable dispute shall be determined by the arbitrator. The provisions of California Code of Civil Procedure Section 1283.05 are incorporated into and made applicable to this Agreement. Depositions may be taken and discovery may be obtained in any arbitration under this Agreement in accordance with Section 1283.05. In any award, the arbitrator shall allocate against the losing parties all costs of arbitration, including without limitation the fees of the arbitrator, and reasonable attorneys' fees, costs and expert witness expenses of the parties and all costs and expenses in connection with enforcing any arbitration award. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable; provided, however, that if Employee does not elect to proceed by arbitration, then any dispute or claim shall be resolved by judicial proceeding solely and exclusively in Superior Court for the County of Los Angeles, California or the Federal District Court of the Central District of California.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.






        NORMAN J. PATTIZ                          WESTWOOD ONE, INC.
- --------------------------------
        Norman J. Pattiz
        (the "Employee")



                                                  By:  BRUCE KANTER
                                                       -------------------------
                                                       Bruce Kanter
                                                       Executive Vice President
                                                       (the "Company")

                                  SCHEDULE 1

                                 BASE SALARY

                   Contract Year                   Amount
                   -------------                  --------
                      First                       $750,000
                      Second                      $750,000
                      Third                       $750,000
                      Fourth                      $750,000
                      Fifth                       $750,000





                                     S-1-1

                                   SCHEDULE 2



                          CASH INCENTIVE COMPENSATION


          For each fiscal year of the Company, commencing with the fiscal year ending November 30, 1994, that the Company meets or exceeds its EBITAD target as mutually established by the Board of Directors and Employee, Employee will be entitled to receive cash incentive compensation ("CIC Bonus") as follows:

          Fiscal Year                                     CIC Bonus
          -----------                                     ---------
             1994                                         $250,000
             1995                                         $275,000
             1996                                         $302,500
             1997                                         $332,750
             1998                                         $366,025

          If the termination date of this Agreement is other than the last day of a fiscal year, Employee will be entitled to a pro-rated CIC Bonus for the portion of the year preceding the termination date if the EBITAD target is met through the end of the month ending on or next preceding the termination date.

          EBITAD means earnings before interest, taxes, amortization and depreciation as reported in the Company's Form 10-K for the fiscal year, or, if for a portion of the year, as approved by the Board based on the Company's books and records.

          The CIC Bonus for any year shall be paid not later than 30 days after the filing by the Company of its Form 10-K with the Securities and Exchange Commission for such year, of if the CIC Bonus is for a part of the year, not later than 60 days after the end of the last month taken into account in determining whether the EBITAD target is met.





                                     S-2-1

                                   SCHEDULE 3

                         REGISTRATION RIGHTS AGREEMENT


          This Agreement is made as of the 18th day of October, 1993, by and among Westwood One, Inc., a California corporation (the "Company"), and Norman Pattiz (the "Shareholder").

                                   WITNESSETH

          WHEREAS, Shareholder is the owner of the outstanding capital stock of the Company; and

          WHEREAS, in order to induce Mr. Pattiz to enter into an employment agreement with the Company and to act as chief executive officer of the Company, the Company, in such employment agreement, agreed to grant to him the registration rights set forth below;

          NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties do hereby agree as follows:

          1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended.

          "Registrable Securities" means (i) any shares of the Company's Common Stock or Class B Stock held in the name of the Shareholder or any nominee of the Shareholder, and (ii) any Common Stock or Class B Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock or Class B Stock; provided, however, that all shares of Class B Stock must be converted into Common Stock before being registered pursuant to this Agreement.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2.1 hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Shareholder, blue sky fees and expenses, and the expense of any audits incident to or required by any such registration





                                     S-3-1

(but excluding the compensation and expenses of employees of the Company which shall be paid in any event by the Company).

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Common Stock by the Company or the Shareholder.

          2. Registration Rights. The Company covenants and agrees as follows:

                 2.1      Shareholder's "Piggyback" Rights.

                          (a)      If at any time or from time to time, the
Company shall determine to register any of its Common Stock for its own account or for the account of any shareholder exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution thereof or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company shall:

                           (i) promptly give to the Shareholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable "blue sky" laws); and

                           (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities specified in a written request made by the Shareholder within thirty (30) days after receipt of such written notice from the Company.

                          (b)      If the registration of which the Company
gives notice is for a registered public offering involving an underwriter, the Company shall so advise the Shareholder as a part of the written notice given pursuant to Section 2.1(a)(i). In such event the Shareholder shall have registration rights pursuant to Section 2.1, and shall be entitled to participate in such underwriting and to include in such underwriting such Registrable Securities as provided herein. If the Shareholder proposes to distribute his securities through such underwriting, the Shareholder shall (together with the Company and any other shareholder distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the




                                     S-3-2
underwriter or underwriters selected for such underwriting by the Company. The underwriter may determine that marketing factors require a limitation on the number of shares to be underwritten in order to permit the Company to sell the full amount of shares desired to be sold by the Company, in which event the underwriter may exclude all or any portion of the Registrable Securities of the Shareholder from such registration and underwriting; provided, however, that the number of such Registrable Securities may only be excluded in proportion to the respective amounts of other securities proposed to be so distributed through such offering by all other shareholders other than the Company. If the Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                 2.2 Shareholder's Demand Registration Rights. Shareholder may (or, if Shareholder no longer holds any Registrable Securities, the holders of 51% or more of the Registrable Securities may) on one or more occasions at any time after the expiration or termination of Shareholder's employment agreement, by written notice to the Company ("Demand Notice"), demand that the Company file, and the Company shall file within (30) days of such demand (or such longer period as may be agreed upon), one or more registration statements covering not less than 25% of the aggregate number of shares of the Registrable Securities held by Shareholder (and any other holders of Registrable Securities) on the date of the first Demand Notice received by the Company from Shareholder (or any other holders of Registrable Securities) pursuant to this Section 2.2. Such registration statements) shall be on such form as shall be appropriate under the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations thereunder for the sale of such Registrable Securities and for which the Company then qualifies ("Demand Registration Statement"). The Company also shall file all registrations, qualifications and other filings necessary to register or qualify the Registrable Securities in such states as the managing underwriter or underwriters or Shareholder (or, if Shareholder no longer holds any Registrable Securities, the holders of 51% of the Registrable Securities) shall reasonably request (the "Blue Sky Filing"). The Company shall use its best efforts to cause the Demand Registration Statement(s) and Blue Sky Filings to be declared effective on the date requested by the managing underwriter or underwriters (if any) for the offering, and shall keep the Demand Registration Statement(s) and Blue Sky Filings effective until the offering has been completed and thereafter as long as required by the Securities Act and the rules and regulations thereunder.




                                     S-3-3

               Shareholder (or transferees of Shareholder holding 51% or more of the Registrable Securities) shall determine whether Registrable Securities covered by the Demand Registration Statement(s) will be sold by the holders thereof in an underwritten offering through a managing underwriter or underwriters. If Registrable Securities are sold in an underwritten offering, Company and Shareholder will enter into a purchase agreement or underwriting agreement with the underwriter(s) selected containing such terms, conditions, warranties, representations and covenants (including holdbacks) as are customary for such transactions. If underwriters are used, the managing underwriter for any offering must be reasonably satisfactory to the Company.
If the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers and directors of the Company (other than Registrable Securities) or by other stockholders shall first be excluded from such registration to the extent so required by such limitation and if a limitation to the number of shares is still required, then Shareholder shall so advise all holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all such holders of Registrable Securities in proportion to the respective amounts of Registrable Securities and other securities held by them at the time of filing the registration statement.

               2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 and Section 2.2 shall be borne by the Company, and all Selling Exenses shall be borne by the holders of the securities so registered pro-rata on the basis of the number of shares so registered.

               2.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to
Section 2.1 and Section 2.2, the Company will keep the Shareholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                          (a)     Keep such registration, qualification or
compliance effective for a period of one hundred twenty (120) days or until the Shareholder has completed the distribution described in the registration statement relating thereto, whichever first occurs; and





                                     S-3-4

                          (b)     Furnish such number of prospectuses and other
documents incident thereto as the Shareholder may from time to time request.

               2.5        Indemnification.

                          (a)     The Company will indemnify the Shareholder,
with respect to which any registration, qualification or compliance has been effected pursuant to this Section 2, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will pay for or reimburse the Shareholder for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action provided that the Company will not be liable to the extent that any such claim, loss, damage, liability or expense arises out of any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by the Shareholder and stated to be specifically for use therein.

                          (b)     The Shareholder will, if Registrable
Securities held by the Shareholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of, or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse the Company for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged




                                     S-3-5
omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Shareholder and stated to be specifically for use therein; provided, however, that the obligations of the Shareholder hereunder shall be limited to an amount equal to the proceeds received by the Shareholder from the sale of Registrable Securities as contemplated herein.

                          (c)      Each party entitled to indemnification under
this Section 2.5. (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has acknowledged any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved in writing by the Indemnified Party. The Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations herein. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release from all liability in respect to such claim or litigation to such Indemnified Party.

               2.6 Information by Shareholder. The Shareholder participating in any registration shall furnish to the Company such information regarding the Shareholder and the distribution proposed by the Shareholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

               2.7 Transfer of Registration Rights. The rights to cause the Company to register securities granted Shareholder under section 2.1 may be assigned or otherwise conveyed by the Shareholder; provided, that the Company is given written notice by such transferee, stating the name and address of said transferee and said transferee's agreement to be bound by the provisions of this agreement, and; provided, further, that such rights may be assigned or otherwise conveyed only to a transferee of at least five percent (5%) of the Registrable Securities now held by the Shareholder effecting such transfer (approximately adjusted to reflect stock splits, stock dividends or similar capital adjustments) in a transaction not involving any public offering.





                                     S-3-6

        3.     Miscellaneous.

               3.1 Entire Contract. This Agreement constitutes the entire contract between the parties hereto regarding rights to registration and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

               3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

               3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4 Titles and Subtitles. The titles of the Sections and Subsections of this Agreement are not to be considered in construing this Agreement.

               3.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given and received upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to each party at the address listed below:

        If to Company:          Westwood One, Inc.
                                9540 Washington Blvd.
                                Culver City, CA 90230
                                Attn: Chief Financial Officer

        If to Shareholder:      Westwood One, Inc.
                                9540 Washington Blvd.
                                Culver City, CA 90230
                                Attn: Norman Pattiz

               3.6 Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Shareholder (or his assignees to whom Shareholder has expressly assigned his rights under this Agreement).





                                     S-3-7

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              WESTWOOD ONE, INC.



       NORMAN PATTIZ                          By      BRUCE E. KANTER
- --------------------------                       --------------------------
       Norman Pattiz                                  Bruce E. Kanter
                                                  Executive Vice President





                                    S-3-8

                                   SCHEDULE 4


                           INDEMNIFICATION AGREEMENT

   THIS AGREEMENT, dated               , is between WESTWOOD ONE, INC., a
Delaware corporation (the "Corporation") and            ("Indemnified Party"),
and is made with reference to the following facts:

        A. Indemnified Party is a member of the Board of Directors or an officer of the Corporation and in that capacity is performing a valuable service for the Corporation.

        B. The Corporation and Indemnified Party recognize that the vagaries of public policy and the interpretation of ambiguous statutes, regulations, court opinions and the Corporation's Certificate of Incorporation and By-laws are too uncertain to provide the Corporation's directors and officers with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties in good faith for the Corporation;

        C. The Corporation and Indemnified Party are aware of the substantial growth in the number of lawsuits filed against corporate directors and officers in connection with their activities in such capacities and by reason of their status as such;

        D. The Corporation and Indemnified Party recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most directors and officers of the Corporation;

        E. The Corporation and Indemnified Party recognize that the legal risks and potential liabilities, and the very threat thereof, associated with lawsuits filed against the directors and officers of the Corporation, and the resultant substantial time, expense, harassment, ridicule, abuse and anxiety spent and endured in defending against such lawsuits bears no reasonable or logical relationship to the amount of compensation received by the Corporation's directors and officers, and thus, poses a significant deterrent to and results in an increased reluctance on the part of experienced and capable individuals to serve as directors or officers of the Corporation;

        F. The Corporation has investigated the availability and sufficiency of liability insurance to provide its directors and officers with adequate protection against the foregoing legal risks and potential liabilities and has concluded that such insurance currently provides both inadequate and unacceptable protection to its directors and officers, and, thus, it would be in the best interests of the Corporation and its stockholders to contract with its directors and officers, including Indemnified Party, to indemnify them to the fullest extent permitted by law against personal liability for actions taken in the good faith performance of their duties to the Corporation;

        G.       Section 145(f) of the Delaware General Corporation Law
   (the "DCL") specifically provides that the indemnification and advancement of expenses provided by Section 145 of the DCL is not exclusive of indemnification arrangements approved by vote of the stockholders, and thereby contemplates that separate, enforceable, stockholder-approved arrangements may be entered into between the Corporation and its directors or officers with respect to indemnification of such persons;

        H. In order to induce and encourage highly experienced and capable persons such as Indemnified Party to serve as directors or officers of the Corporation and to otherwise promote the desirable end that such persons will resist what they consider unjustifiable lawsuits and claims made against them in connection with the good faith performance of their duties to the Corporation, secure in the knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by the Corporation and that they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of Directors of the Corporation has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Corporation and Indemnified Party in lieu hereof, that the following Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Corporation and its stockholders;


                                     S-4-1

        I. The Corporation desires to have Indemnified Party continue to serve as a director or an officer of the Corporation free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of his acting in good faith in the performance of his duty to the Corporation; and Indemnified Party desires to continue to serve as a director or an officer of the Corporation; provided, and on the express condition, that he is furnished with the indemnity set forth hereinafter.

        NOW, THEREFORE, in consideration of Indemnified Party's continued service as a director or an officer after the date hereof the Corporation and Indemnified Party agree as follows:

        1.       Agreement to Serve.

        Indemnified Party agrees to serve or continue to serve as a director or an officer of the Corporation at the will of the Corporation or under separate contract, as the case may be, for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

        2.       Maintenance of Insurance.

                 (a) Subject only to the provisions of Section 2(b) of this Agreement, the Corporation hereby agrees that, so long as Indemnified Party shall continue to serve as a director or an officer of the Corporation (or shall continue at the request of the Corporation to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as Indemnified Party shall be subject to any possible claim or any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party was a director or an officer of the Corporation (or served in any of such other capacities), the Corporation will purchase and maintain in effect for the benefit of Indemnified Party one or more valid, binding and enforceable policies of D&O Insurance providing the broadest coverage generally available to directors and officers of publicly held corporations in an amount of at least $10,000,000.00.

                 (b) The Corporation shall not be required to maintain any such policies of D&O Insurance in effect if such insurance is not reasonably available or if, in the reasonable business judgment of the directors of the Corporation, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage provided or (ii) the coverage provided by such insurance is so limited by exclusions that there would be insufficient benefit from such insurance.

        3.       Indemnity.

        Subject only to the exclusions set forth in Section 4 of this Agreement, the Corporation hereby agrees to hold harmless and indemnify Indemnified Party:

                 (a) To the fullest extent provided by (i) Section 145 of the DCL (exclusive of any amendment thereof limiting or restricting the power of a corporation to indemnify directors or officers) or other statutory provision authorizing or permitting such indemnification that is adopted after the date of this Agreement and (ii) Article V of the Corporation's By-Laws; and

                 (b) Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnified Party in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnified Party is, was at the date hereof or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnified Party is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.



                                     S-4-2

        4.       Limitations on Additional Indemnity.

        No indemnity pursuant to Section 3(b) hereof shall be paid by the
    Corporation:

                 (a)     with respect to remuneration paid to Indemnified
        Party, if it shall be determined by a final judgment or other final adjudication by a court of competent jurisdiction that such remuneration was in violation of law;

                 (b) on account of any suit in which final judgment is tendered by a court of competent jurisdiction against Indemnified Party for an accounting of profits made from the purchase or sale by Indemnified Party of securities of the Corporation pursuant to the provisions of Secion 16(b) of the Securities Exchange Act of 1934;

                 (c) on account of Indemnified Party's conduct that is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or otherwise violative of Section 102(b)(7) of the DCL; or

                 (d) in the case of third party proceedings unless it is determined pursuant to Section 10 of this Agreement or by a court of competent jurisdiction before which such action was brought, that Indemnified Party acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such proceeding by final judgment, final order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnified Party did not act in good faith in a manner which he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

                 (e) in the case of proceedings by or in the right of the Corporation, only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for expenses shall be made in respect of any claim, issue or matter as to which Indemnified Party shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such proceeding is brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnified Party is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

        5.       Indemnification of Expenses of Successful Party.

        Notwithstanding any other provisions of this Agreement, to the extent that Indemnified Party has been successful on the merits or otherwise, in defense of any proceedings or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnified Party shall be indemnified against all expenses incurred in connection therewith.

        6.       Advances of Expenses.

        The expenses incurred by Indemnified Party pursuant to Section 3 of this Agreement in any proceeding shall be paid by the Corporation in advance at the written request of Indemnified Party if Indemnified Party shall undertake to repay such amount to the extent that it is ultimately determined that Indemnified Party is not entitled to indemnification.

        7.       Repayment of Expenses.

        Indemnified Party hereby undertakes that Indemnified Party will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Indemnified Party in the event and only to the extent that it shall be ultimately


                                     S-4-3
   determined by a court of competent jurisdiction that Indemnified Party is not entitled to be indemnified by the Corporation for such expenses under the provisions of this Agreement or any other agreement containing indemnity provisions.

        8.       Continuation of Indemnity.

        All agreements and obligations of the Corporation contained in this Agreement shall continue during the period Indemnified Party is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnified Party (or his estate) shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party was a director or an officer of the Corporation or serving in any other capacity referred to herein.

        9.       Notification and Defense of Claim.

        Promptly after receipt by Indemnified Party of notice of the commencement of any action, suit or proceeding. Indemnified Party will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission to so notify the Corporation will not relieve it from any liability which it may have to Indemnified Party otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnified Party notifies the Corporation of the commencement thereof:

                 (a) The Corporation will be entitled to participate therein at its own expense; and,

                 (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnified Party. After notice from the Corporation to Indemnified Party of its election to so assume the defense thereof, the Corporation will not be liable to Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnified Party shall have the right to employ its own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnified Party unless (i) the employment of counsel by Indemnified Party has been authorized by the Corporation, (ii) Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnified Party in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnified Party shall have made the conclusion provided for in (ii) above.

        The Corporation shall not be liable to indemnify Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim without Indemnified Party's written consent. Neither the Corporation nor Indemnified Party will unreasonably withhold consent to any proposed settlement.

        10.      Enforcement.

        Any indemnification or advance under this Agreement shall be made no later than 30 days after receipt of the written request of Indemnified Party unless a determination is made within said 30 day period by (a) the Board of Directors of the Corporation by a majority vote of a quorum thereof consisting of directors who were not parties to such proceedings, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that Indemnified Party has not met the relevant standards for indemnification set forth herein.


                                     S-4-4

        The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnified Party in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnified Party has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnified Party has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnified Party has not met the applicable standard of conduct. Indemnified Party's expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

        11.      Indemnification Hereunder Not Exclusive.

        The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnified Party may be entitled under the Certificate of Incorporation, the By-Laws, any agreement, any vote of stockholders or disinterested directors, the Delaware DCL, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        12.      Partial Indemnification.

        If Indemnified Party is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, settlement amounts, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnified Party for the portion of such expenses, judgments, settlement amounts, fines or penalties to which Indemnified Party is entitled.

        13.      Term.

        This Agreement shall be effective as of 12:01 a.m., Pacific Time, on March 2, 1987. It shall continue in full force and effect until the earlier of (i) the effectiveness of Indemnified Party's voluntary resignation as a director or an officer, (ii) the effective date of Indemnified Party's involuntary removal from office or termination as an officer, (iii) if Indemnified Party is a director, the election and qualification of his duly nominated successor, or (iv) Indemnified Party's death; provided, however, that the term set forth in this Section 13 shall in no way limit the continuation of indemnity provisions set forth in Section 8 hereof.

        14.      Separability.

        Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

        15.      Miscellaneous.

                 (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware. If a court of competent jurisdiction shall make a final adjudication that the provisions of the law of any state other than Delaware govern indemnification by the Corporation of its officers and directors, then the indemnification provided under this Agreement shall in all instances be enforceable only to the extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

                 (b) This Agreement shall be binding upon Indemnified Party and upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnified Party, his heirs, estate, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

                                     S-4-5

                 (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

                 (d) The section headings have been inserted for convenience of reference only, and shall not affect the interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.



INDEMNIFIED PARTY                          WESTWOOD ONE, INC.


                                           By
- -------------------------                  -------------------------







                                     S-4-6